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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 12, 2000

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

Delaware (State or other jurisdiction of incorporation or organization)	77-0398689 (I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

Item 5.  Other Events

    On July 11, 2000, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the three month and six month periods ended June 30, 2000. A copy of Yahoo!'s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that more thorough discussions of certain factors which may affect the Company's operating results are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and the quarterly report on Form 10-Q for the three-month period ended March 31, 2000 filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (www.sec.gov).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

        99.1 Press Release dated July 11, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.
Date: July 12, 2000	By:	/s/ SUSAN L. DECKER Susan L. Decker Senior Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.
INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 11, 2000.

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SIGNATURES
YAHOO! INC. INDEX TO EXHIBITS